                                                                    EXHIBIT 99.3


                           SOFTKEY INTERNATIONAL INC.
            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                          PRO FORMA
                                                  SOFTKEY      MECC      ADJUSTMENTS          PRO FORMA
                                                  --------    -------    -----------          ---------
ASSETS
Current assets:
     Cash and cash equivalents.................   $ 87,103    $21,300      $338,375(c)         $446,778
     Accounts receivable, net..................     28,410      5,886            --              34,296
     Inventories...............................     13,732      2,083            --              15,815
     Other current assets......................     12,176        811            --              12,987
                                                  --------    -------      --------
                                                   141,421     30,080       338,375             509,876
Property and equipment, net....................     14,181      3,251            --              17,432
Goodwill and other assets, net.................     62,817        580       352,004(a)(c)       415,401
                                                  --------    -------      --------
                                                  $218,419    $33,911      $690,379            $942,709
                                                  ========    =======      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued
       liabilities.............................   $ 31,139    $ 3,054        20,080(a)         $ 54,273
     Current portion of long-term
       obligations.............................      7,214        702            --               7,916
                                                  --------    -------      --------
                                                    38,353      3,756        20,080              62,189
Long-term obligations..........................      4,378        534       350,000(c)          354,912
Deferred income taxes..........................      4,339         --            --               4,339
                                                  --------    -------      --------
                                                    47,070      4,290       370,080             421,440
STOCKHOLDERS' EQUITY...........................    171,349     29,621       320,299(a)          521,269
                                                  --------    -------      --------
                                                  $218,419    $33,911      $690,379            $942,709
                                                  ========    =======      ========

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                                      III-1


                           SOFTKEY INTERNATIONAL INC.
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1995
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                                                                           PRO FORMA
                                                  SOFTKEY       MECC      ADJUSTMENTS       PRO FORMA
                                                 ----------    -------    -----------       ----------
REVENUES......................................   $  119,408    $22,163     $       --       $  141,571
COST OF REVENUES..............................       38,563      4,164             --           42,727
                                                 ----------    -------    -----------       ----------
GROSS MARGIN..................................       80,845     17,999             --           98,844
OPERATING EXPENSES:
     Sales, marketing and support.............       27,570      7,890             --           35,460
     General and administrative...............       15,979      2,100             --           18,079
     Amortization of Goodwill.................        2,305         --         85,095(b)        87,400
     Research and development.................        8,764      4,772             --           13,536
                                                 ----------    -------    -----------       ----------
                                                     54,618     14,762         85,095          154,475
                                                 ----------    -------    -----------       ----------
OPERATING INCOME (LOSS).......................       26,227      3,237        (85,095)         (55,631)
INTEREST INCOME (EXPENSE), net................          517        674             --            1,191
                                                 ----------    -------    -----------       ----------
INCOME (LOSS) BEFORE TAXES....................       26,744      3,911        (85,095)         (54,440)
PROVISION FOR INCOME TAXES....................        3,906      1,099             --            5,005
                                                 ----------    -------    -----------       ----------
NET INCOME (LOSS).............................   $   22,838    $ 2,812     $  (85,095)      $  (59,445)
                                                 ==========    =======     ==========       ==========
NET INCOME (LOSS) PER SHARE -- FULLY
  DILUTED.....................................   $     0.83                                 $    (1.71)
                                                 ==========                                 ==========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING -- FULLY
  DILUTED:....................................   27,447,000                 7,370,000  (d)  34,817,000
                                                 ==========                 =========       ==========

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                                      III-2


                           SOFTKEY INTERNATIONAL INC.
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1994
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                                                                          PRO FORMA
                                                 SOFTKEY       MECC      ADJUSTMENTS    PRO FORMA
                                                ----------    -------    -----------    ----------
REVENUES.....................................   $   90,123    $16,136     $      --     $  106,259
COST OF REVENUES.............................       30,065      3,254            --         33,319
                                                ----------    -------    -----------    ----------
GROSS MARGIN.................................       60,058     12,882            --         72,940
OPERATING EXPENSES:
     Sales, marketing and support............       19,794      5,947            --         25,741
     General and administrative..............       16,160      1,645            --         17,805
     Amortization of Goodwill................          527         --        85,095(b)      85,622
     Research and development................        4,916      4,053            --          8,969
                                                ----------    -------    -----------    ----------
                                                    41,397     11,645        85,095        138,137
                                                ----------    -------    -----------    ----------
OPERATING INCOME (LOSS)......................       18,661      1,237       (85,095)       (65,197)
INTEREST INCOME (EXPENSE), net...............         (313)       196            --           (117)
                                                ----------    -------    -----------    ----------
INCOME (LOSS) BEFORE TAXES...................       18,348      1,433       (85,095)       (65,314)
PROVISION FOR INCOME TAXES...................        4,061        638            --          4,699
                                                ----------    -------    -----------    ----------
NET INCOME (LOSS)............................   $   14,287    $   795     $ (85,095)    $  (70,013)
                                                ==========    =======     =========     ==========
NET INCOME (LOSS) PER SHARE -- FULLY
  DILUTED....................................   $     0.74                              $    (2.49)
                                                ==========                              ==========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING -- FULLY
  DILUTED:...................................   20,355,000                7,416,000(d)  27,771,000
                                                ==========                =========     ==========

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                                      III-3


                           SOFTKEY INTERNATIONAL INC.
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                                                  FOR THE YEAR ENDED
                                                 ---------------------
                                                  DECEMBER      MARCH
                                                    31,          31,
                                                    1994        1995
                                                 ----------    -------     PRO FORMA
                                                  SOFTKEY       MECC      ADJUSTMENTS    PRO FORMA
                                                 ----------    -------    -----------    ----------
REVENUES......................................   $  121,287    $28,046     $      --     $  149,333
COST OF REVENUES..............................       39,085      5,685            --         44,770
                                                  ---------    -------     ---------      ---------
GROSS MARGIN..................................       82,202     22,361            --        104,563
OPERATING EXPENSES;
     Sales, marketing and support.............       27,274      9,665            --         36,939
     General and administrative...............       21,306      2,728            --         24,034
     Amortization of Goodwill.................        1,185         --       113,460(b)     114,645
     Research and development.................        6,696      5,478            --         12,174
                                                  ---------    -------     ---------      ---------
                                                     56,461     17,871       113,460        187,792
                                                  ---------    -------     ---------      ---------
OPERATING INCOME (LOSS).......................       25,741      4,490      (113,460)       (83,229)
INTEREST INCOME (EXPENSES), net...............         (535)       575            --             40
                                                  ---------    -------     ---------     ----------
INCOME (LOSS) BEFORE TAXES....................       25,206      5,065      (113,460)       (83,189)
PROVISION FOR INCOME TAXES....................        4,061      1,270            --          5,331
                                                 ----------    -------     ---------     ----------
NET INCOME (LOSS).............................   $   21,145    $ 3,795     $(113,460)    $  (88,520)
                                                 ==========    =======     =========     ==========
NET INCOME (LOSS) PER SHARE -- FULLY
  DILUTED.....................................   $     1.04                              $    (3.28)
                                                 ==========                              ==========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING -- FULLY
  DILUTED:....................................   21,115,000                5,618,000(d)  26,733,000
                                                 ==========                =========     ==========

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                                      III-4

                           SOFTKEY INTERNATIONAL INC.
               NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

A. PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

     On October 30, 1995, SoftKey International Inc. (the "Company" or "SoftKey") entered into a definitive merger agreement with the Minnesota Educational Computing Corporation ("MECC"), a publisher and distributor of high quality educational software for children, in exchange for approximately 8,000,000 shares of common stock and other consideration and costs with a total estimated purchase price of approximately $370,000. The ultimate purchase price will be conditional upon the number of shares issued to acquire MECC, which will be in the range of approximately 7,100,000 to 9,200,000 shares dependent upon the 20 day weighted average trading price of SoftKey Common Stock prior to closing. The transaction will be accounted for as a purchase.

     The pro forma combined condensed consolidated balance sheet includes the financial statements of SoftKey and MECC at September 30, 1995, as if the acquisition had occurred on September 30, 1995.

     The pro forma combined condensed consolidated statements of operations set forth the results of operations for the nine month periods ended September 30, 1995 and 1994 as if the acquisition of MECC by the Company had occurred at the beginning of each period. The pro forma combined condensed consolidated statement of operations for the year ended December 31, 1994 includes the results of SoftKey for the year ended December 31, 1994 and the results of MECC for the year ended March 31, 1995.

     The pro forma combined condensed consolidated financial statements are intended for information purposes and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These combined condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994, Form 10-Q for the six month period ended June 30, 1995 and MECC's Annual Report on Form 10-K for the year ended March 31, 1995 and Form 10-Q for the three month period ended June 30, 1995.

B. PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     (a) The pro forma combined condensed consolidated balance sheet reflects the purchase of MECC as if the transaction had occurred on September 30, 1995. The pro forma adjustment to reflect the excess purchase price over the estimated fair value of net assets of $340,379 is reflected in goodwill and other assets. The ultimate allocation of the purchase price to the net assets acquired, goodwill, other intangible assets and a charge for incomplete technology is subject to final determination of their respective fair value.

     (b) The pro forma combined condensed consolidated statements of operations have been prepared assuming the acquisition of MECC was consummated at the beginning of the fiscal year ended December 31, 1994 and the beginning of the nine month interim periods ended September 30, 1995 and 1994. Pro forma adjustments reflect the amortization of the excess purchase price over the estimated fair value of the net assets acquired over the estimated useful life of three years on a straight-line basis. Any allocation of the purchase price to the fair value of incomplete technology could result in a material charge to operations at consummation of the transaction and a corresponding reduction in the amounts to be amortized. There were no intercorporate transactions that required elimination.

     (c) The pro forma combined condensed consolidated balance sheet reflects the Company's issuance of $350,000 5 1/2 Senior Convertible Notes Due 2000 on October 23, 1995 as if the issuance occurred on September 30, 1995. Transaction related costs of $11,625 for investment banker fees, accounting and legal fees, and other various deal costs have been included in other long-term assets.

                                      III-5

     (d) The pro forma combined condensed consolidated statements of operations for the year ended December 31, 1994 and for the nine month interim periods ended September 30, 1995 and 1994 include an adjustment to add back the common stock equivalents in the fully diluted earnings per share computation as the combined entity is in a loss position, and therefore the inclusion of common stock equivalents would be antidilutive.

                                      III-6